UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement with Michael Foliano

As previously disclosed by ADTRAN Holdings, Inc. (the “Company”), Michael Foliano, the former Senior Vice President of Finance and Chief Financial Officer of the Company, notified the Company of his intent to retire, effective June 28, 2023 (the “Departure Date”). On June 28, 2023, ADTRAN, Inc., a wholly-owned subsidiary of the Company (“ADTRAN, Inc.”), entered into a consulting agreement (the “Consulting Agreement”) with Mr. Foliano, pursuant to which Mr. Foliano will continue to provide strategic and operational consulting services to ADTRAN, Inc. and its affiliates from July 1, 2023 through June 30, 2024 (subject to earlier termination). Under the Consulting Agreement, ADTRAN, Inc. will pay Mr. Foliano a consulting fee at a rate of $220 per hour and reimburse him for any reasonable expenses incurred in connection with the provision of his services. The Consulting Agreement also contains customary confidentiality provisions. In addition, in connection with Mr. Foliano’s retirement, the Compensation Committee of the Board of Directors of the Company approved (i) the accelerated vesting of Mr. Foliano’s outstanding 36,952 unvested restricted stock units on the Departure Date and (ii) the extension of the exercise period of Mr. Foliano’s vested stock options to purchase a total of 52,303 shares of the Company’s common stock until the end of each respective option’s term.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Consulting Agreement, dated June 28, 2023, by and between ADTRAN, Inc. and Michael Foliano

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	ADTRAN Holdings, Inc.

	By:	/s/ Ulrich Dopfer
Ulrich Dopfer
Chief Financial Officer